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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) FEBRUARY 22, 2005

                               ALMOST FAMILY, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                 1-09848           06-1153720
   (State or other jurisdiction     (Commission      (I.R.S. Employer
         of incorporation)         File Number)    Identification No.)

    9510 ORMSBY STATION ROAD STE 300 LOUISVILLE, KY             40223
        (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code (502) 891-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01     OTHER EVENTS

On February 22, 2005, Almost Family, Inc. announced that it has acquired the assets and business operations of Gainesville, FL based home health agency, Florida Palliative Home Care. A copy of this release is attached as exhibit 99.1.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1          Press Release issued by Almost Family, Inc., on February 22, 2005.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      ALMOST FAMILY, INC.
                                                      --------------------------
                                                      (Registrant)

Date February 23, 2005

                                                      /s/ C. STEVEN GUENTHNER
                                                      --------------------------
                                                      C. Steven Guenthner
                                                      Senior Vice President and
                                                      Chief Financial Officer